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                                   SUPPLEMENT
                            DATED MAY 23, 2008 TO THE
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                               DATED MARCH 1, 2008
              FOR THE HARTFORD MUTUAL FUNDS (EACH, A "PROSPECTUS")
                                WITH RESPECT TO:

THE HARTFORD SMALLCAP GROWTH FUND

Due to revised expectations regarding the amount of other expenses to be incurred by the Fund, the net annual operating expenses for the Class A shares are expected to increase. Accordingly, effective immediately, the following information replaces the Shareholder Fees and Annual Operating Expenses table and the Example table information under the heading "The Hartford SmallCap Growth Fund -- Your Expenses":

      YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                               CLASS A      CLASS B      CLASS C
                                                                               -------      -------      -------
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a percentage of
   offering price                                                               5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage of purchase
   price or redemption proceeds, whichever is less)                             None(1)      5.00%        1.00%
  Exchange fees                                                                 None          None         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                                           0.77%        0.77%        0.77%
   Distribution and service (12b-1) fees                                        0.25%(3)     1.00%        1.00%
   Other expenses(4)                                                            0.55%        0.70%        0.45%
   Total annual operating expenses                                              1.57%        2.47%        2.22%
   Less: Contractual expense reimbursement (5)                                  0.31%        0.60%        0.10%
   Net annual operating expenses(5)                                             1.26%        1.87%        2.12%

      (1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

      (2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

      (3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

      (4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

      (5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

      EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time


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      periods indicated. The examples also assume that your investment has a 5%
      return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)     CLASS A        CLASS B       CLASS C
Year 1                            $671           $690          $315
Year 3                            $990         $1,012          $685
Year 5                          $1,330         $1,462        $1,181
Year 10                         $2,290         $2,538        $2,547

      You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)      CLASS A        CLASS B       CLASS C
Year 1                                $671           $190          $215
Year 3                                $990           $712          $685
Year 5                              $1,330         $1,262        $1,181
Year 10                             $2,290         $2,538        $2,547


 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.